                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             UBS RMA MONEY FUND INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

ALAMO DIRECT MAIL SERVICES, INC.


RE:   UBS RMA MONEY MARKET PORTFOLIO

      The following pages contain information regarding the SHAREHOLDERS MEETING for the UBS RMA MONEY MARKET PORTFOLIO on May 18th. All of this information is intended for in-house use at the Call Center at Alamo Direct Mail Services, Inc. There are two sections:

         1. UBS RMA MONEY FUND INC.: UBS RMA MONEY MARKET PORTFOLIO (four pages)
         2. UBS RMA MONEY FUND INC.: UBS RMA MONEY MARKET PORTFOLIO, QUESTIONS AND ANSWERS (five pages)

      SECTION 1 is a brief OVERVIEW of the Proxy Materials. It is intended to familiarize Call Center staff with pertinent information regarding the Shareholders Meeting. It includes:
               -  The subject of the meeting
               -  Its purpose and agenda
               -  Instructions and comments about voting

      This summary is for the use of Call Center Staff during Proxy
      Solicitation.

      SECTION 2, QUESTIONS AND ANSWERS, is a review of anticipated Shareholder inquiries and specific responses. It reiterates much of the Section 1 data in a Q & A format. It will be included in the Information Packet distributed to the Call Center Staff for use during Proxy Solicitation.

      This information has been EXCERPTED from the PROXY STATEMENT (UBS RMA PROXY STATEMENT). There are six parts in this draft package:
         1. Cover Letter to Shareholder
         2. Questions and Answers
         3. Notice of Special Shareholders Meeting
         4. Proxy Statement
         5. Exhibit A
         6. Exhibit B

      Corrections, additions and comments regarding this presentation are welcome.
      Contact Rich Rutherford, Alamo Direct Mail Services, Inc. Call Center.

                             UBS RMA MONEY FUND INC.
                         UBS RMA MONEY MARKET PORTFOLIO

There will be a special meeting of Shareholders of the UBS RMA MONEY MARKET PORTFOLIO. Notice of the Special Meeting, the Proxy Statement and Proxy Card (ballot) were mailed on or about March 29, 2005. Shareholders may own other UBS RMA FUNDS. The UBS RMA MONEY MARKET PORTFOLIO will be the only one of these Funds on the Agenda at this special Shareholders Meeting.

                        DATE OF MEETING: MAY 18, 2005
                        TIME: 10:00 AM (ET)
                        LOCATION:  14TH FLOOR
                                   1285 AVENUE OF THE AMERICAS
                                   NEW YORK, NEW YORK 10019-6028
                        DATE OF RECORD: MARCH 3, 2005

Upon request and without charge, the Fund will furnish each shareholder the latest Annual Report and other pertinent materials. To request this information or to ask specific questions about individual accounts, change of address and any other matters concerning accounts, Shareholders should contact the RMA Resource Line at 1.800.762.1000 or write UBS RMA MONEY FUND INC., C/O UBS GLOBAL ASSET MANAGEMENT (US) INC., 51 WEST 52ND ST., NY, NY 10019-6114.

       PURPOSE OF THE UBS RMA MONEY MARKET PORTFOLIO SHAREHOLDERS MEETING

   1. To approve the adoption of a SHAREHOLDER SERVICES PLAN with Respect to the Fund;

   - This change will BETTER ALIGN THE FUND'S FEE STRUCTURE with that of the other UBS RMA Funds. Under the shareholder services plan, UBS Global Asset Management pays all or virtually all of the service fee to UBS Financial Services Inc. The fee may be used to offset UBS Financial Services Inc.'s expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the UBS Financial Services, Inc. branch office in which the financial advisor is based, such as rent, communications equipment, employee salaries and other overhead costs. The fee may also be used to pay UBS Financial Services Inc. financial advisors and correspondent firms for shareholder servicing.

   - The Board has determined that there is a reasonable likelihood that the shareholder services plan will benefit the Fund and its shareholders. The plan is intended to compensate UBS Financial Services Inc. financial advisors for providing support services to the shareholders of the Fund. This, in turn, should help stabilize the amount of assets invested in the Fund and assist the Fund in retaining its current economies of scale.

   - As explained in the proxy statement, implementation of the plan would not lead to higher total Fund fees or expenses because of related fee waivers/caps and would not impact the Fund's yield to Investors.

THIS IS ONLY A SUMMARY, AND SHAREHOLDERS CAN REVIEW THE MORE DETAILED DISCUSSION IN THE PROXY STATEMENT.

   2. To approve an amendment to the Company's Articles of Incorporation to permit the Board of Directors to REORGANIZE THE FUND INTO A
      "MASTER/FEEDER" STRUCTURE;

         - This change will authorize the Board to reorganize the Fund so that it can invest all of its assets in another fund with similar investment objectives and policies, a "master/feeder" structure. This structure allows for:
               -  A LARGER ASSET BASE increasing potential diversification
               -  Greater potential for ECONOMIES OF SCALE
               -  BETTER POTENTIAL FOR EFFICIENCY in fund management

         - Approval would permit the Board to convert the Fund to a feeder fund in the future if it deemed it appropriate, but would not require the Board to do so.

         THIS IS ONLY A SUMMARY, AND SHAREHOLDERS CAN REVIEW THE MORE DETAILED DISCUSSION IN THE PROXY STATEMENT.

   3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                             UBS RMA MONEY FUND INC.
                         UBS RMA MONEY MARKET PORTFOLIO

VOTING: There are SIX ways for a Shareholder to vote:
      1. In person at the Shareholders Meeting, which may be inconvenient
      2. By Proxy Card by pre-paid mail
      3. By Touch-tone Telephone
      4. By Internet
      5. Contact the ALAMO DIRECT MAIL SERVICES, INC. CALL CENTER directly
      6. Vote by way of query or manual dials to Shareholders

INSTRUCTIONS FOR VOTING BY MAIL

      - INDIVIDUAL ACCOUNTS: Shareholder's name should be signed exactly as it appears in the registration on the proxy card.
      - JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
      - ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.
      - PLACE PROXY CARD IN THE ENCLOSED POSTAGE - PAID ENVELOPE AND MAIL BY MAY 12, 2005.
      - On Proxy Cards, mailed in: if no specification is made by the shareholder on a submitted proxy, it will be voted "FOR" the matters proposed. (If a proxy is NOT mailed in or otherwise recorded, it is NOT voted.)

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

   VOTING BY TELEPHONE OR INTERNET WILL REDUCE THE TIME AND COSTS ASSOCIATED WITH THE PROXY SOLICITATION. VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET CAN BE ACCOMPLISHED PRIOR TO THE SCHEDULED TIME OF THE SHAREHOLDERS MEETING.

                   VOTE BY TOUCH - TONE PHONE: 1.866.241.6192
                 VOTE BY INTERNET: https://vote.proxy-direct.com

      - Have the control number handy. It is located in the gray shaded rectangle on the front of the proxy card.
      - Call the toll-free number or log onto the appropriate Internet web site (both options are described on the proxy card).
      - When prompted, enter the control number, follow the instructions and vote.

INSTRUCTIONS FOR VOTING BY CONTACTING ALAMO DIRECT MAIL SERVICES, INC. CALL
CENTER

            FOR DOMESTIC CALLS:      TELEPHONE, TOLL-FREE: 866.270.1699
            FOR INTERNATIONAL CALLS: TELEPHONE, COLLECT:   631.233.3953

                CALL CENTER STAFF WILL ACCEPT THESE INBOUND CALLS

      THEY WILL ASSIST SHAREHOLDERS WITH QUESTIONS AND CASTING THEIR VOTES

INSTRUCTIONS FOR VOTING BY DIALER OR MANUAL DIAL

Whether contacting a Shareholder automatically, with the dialer, or manually it is strongly recommended that Call Center Staff follow the script. There are some ADDITIONAL THINGS TO REMEMBER when talking to a Shareholder:

      - ENCOURAGE SHAREHOLDERS TO VOTE promptly in order to avoid the additional expense of further solicitation, but don't be forceful
      - Assure Shareholders that proxies will be voted IN ACCORDANCE WITH SHAREHOLDER INSTRUCTION.
      - When Shareholders vote, let them know that for safety and accuracy, they are on a SECURE AND MONITORED LINE.
      - For additional security, have the Shareholder PROVIDE AT LEAST A PARTIAL ADDRESS.
      - Inform the Shareholder that a CONFIRMATION of their vote will be mailed to them WITHIN 72 HOURS. Should there be A DISCREPANCY on the confirmation, A QUICK TELEPHONE CALL CAN CORRECT IT.
      - All shares voted (FOR, AGAINST or ABSTAIN) will be counted toward establishing a QUORUM.
      - A QUORUM REPRESENTS PARTICIPATION OF AT LEAST 50% OF THE TOTAL SHARES entitled to vote in the UBS RMA MONEY MARKET PORTFOLIO.
      -  Provided that a quorum is present, the required votes are as follows:
         (1) for the first proposal (adoption of a shareholder services plan), a "majority" of the shares outstanding, where a "majority" is defined as either (a) 67% or more of the shares present at the meeting or (b) more than 50% of the outstanding shares of the Fund whichever is less: and
         (2) for the second proposal (ability to convert to master/feeder structure), more than 50% of the outstanding shares.
      - If a QUORUM IS NOT REPRESENTED at the Shareholders Meeting, the proxy agents may propose an ADJOURNMENT of the meeting to permit further solicitation of proxies.

IF A SHAREHOLDER IS NOT AVAILABLE: ESTABLISH A BETTER TIME AND SCHEDULE A RETURN
                                      CALL.

                             DO NOT LEAVE A MESSAGE

                             UBS RMA MONEY FUND INC.
                         UBS RMA MONEY MARKET PORTFOLIO

                              QUESTIONS AND ANSWERS

WHAT IS A SHAREHOLDERS MEETING?
      A Shareholders Meeting is an opportunity to evaluate and vote on proposed actions by the Fund and its Directors. As a practical matter, most Shareholders do not physically attend a Shareholders Meeting, but are represented by their Proxies. A Shareholders Meeting has been called for the Investors in UBS RMA MONEY MARKET PORTFOLIO on MAY 18, 2005.

WHAT IS A PROXY STATEMENT?
      A Proxy Statement is a document required by the Securities and Exchange Commission for Publicly Owned Companies and Mutual Funds to solicit proxies to vote at a Shareholders Meeting. It is sent to Shareholders to present proposed changes and material facts for their consideration. The Shareholders will vote on these issues at the Shareholders Meeting.

WHY DOES A SHAREHOLDER RECEIVE PROXY MATERIALS?
      A Shareholder receives a Proxy Statement and one or more Proxy Cards (ballots) because, as an owner of the Fund, he or she has THE RIGHT AND RESPONSIBILITY TO VOTE on important issues concerning the Fund.

WHO CAN VOTE AT THE SHAREHOLDERS MEETING?
      Shareholders of a Fund on its DATE OF RECORD are entitled to vote. The Date of Record is a specific calendar date defining ownership and entitlement to participate in the Shareholders Meeting. The Board of Directors of the UBS RMA MONEY MARKET PORTFOLIO has fixed the close of the business day on MARCH 3, 2005 as the Date of Record for the determination of Shareholders entitled to participate at the Shareholders Meeting or at any postponement or adjournment.

WHAT IS UNDER CONSIDERATION AND SUBJECT TO A VOTE?
      PROPOSAL: UBS RMA MONEY MARKET PORTFOLIO
         1. To approve a proposed Shareholder Services Plan;
         2. To grant the Board of Directors the authority to convert the Fund into a "master/feeder" structure; and
         3. To transact other business appropriate at the Meeting or any postponement or adjournment.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND AND WHY?
The Board of Directors recommends that Shareholders VOTE IN FAVOR of the Proposals.

   1. To approve the adoption of a SHAREHOLDER SERVICES PLAN with Respect to the Fund;

   - This change will BETTER ALIGN THE FUND'S FEE STRUCTURE with that of the other UBS RMA Funds. Under the shareholder services plan, UBS Global Asset Management pays all or virtually all of the service fee to UBS Financial Services Inc. The fee may be used to offset UBS Financial Services Inc.'s expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the UBS Financial Services, Inc. branch office in which the financial advisor is based, such as rent, communications equipment, employee salaries and other overhead costs. The fee may also be used to pay UBS Financial Services Inc. financial advisors and correspondent firms for shareholder servicing.

   - The Board has determined that there is a reasonable likelihood that the shareholder services plan will benefit the Fund and its shareholders. The plan is intended to compensate UBS Financial Services Inc. financial advisors for providing support services to the shareholders of the Fund. This, in turn, should help stabilize the amount of assets invested in the Fund and assist the Fund in retaining its current economies of scale.

   - As explained in the proxy statement, implementation of the plan would not lead to higher total Fund fees or expenses because of related fee waivers/caps and would not impact the Fund's yield to Investors.

THIS IS ONLY A SUMMARY, AND SHAREHOLDERS CAN REVIEW THE MORE DETAILED DISCUSSION IN THE PROXY STATEMENT.

   2. To approve an amendment to the Company's Articles of Incorporation to permit the Board of Directors to REORGANIZE THE FUND INTO A
      "MASTER/FEEDER" STRUCTURE;

         - This change will authorize the Board to reorganize the Fund so that it can invest all of its assets in another fund with similar investment objectives and policies, a "master/feeder" structure. This structure allows for:
               -  A LARGER ASSET BASE increasing potential diversification
               -  Greater potential for ECONOMIES OF SCALE
               -  BETTER POTENTIAL FOR EFFICIENCY in fund management

         - Approval would permit the Board to convert the Fund to a feeder fund in the future if it deemed it appropriate, but would not require the Board to do so.

   THIS IS ONLY A SUMMARY, AND SHAREHOLDERS CAN REVIEW THE MORE DETAILED DISCUSSION IN THE PROXY STATEMENT.

WILL THE PROPOSED SHAREHOLDER SERVICES PLAN INCUR HIGHER FEES?
      As explained in the proxy statement, implementation of the plan would not lead to higher total Fund fees or expenses because of related fee waivers/caps and would not impact the Fund's yield to Investors.

WHAT IS A "MASTER/FEEDER" STRUCTURE AND HOW WILL IT AFFECT THE FUND?
      A "MASTER/FEEDER" STRUCTURE is an arrangement where a fund (the "feeder") invests all or substantially all of its assets in another fund (the "master") with similar investment objectives and policies. This structure allows for:
         -  A LARGER ASSET BASE increasing potential DIVERSIFICATION
         -  Greater potential for ECONOMIES OF SCALE
         -  BETTER POTENTIAL FOR EFFICIENCY in fund management
         - Approval would permit the Board to convert the Fund to a feeder fund in the future if it deemed it appropriate, but would not require the Board to do so.

WHAT IS A PROXY SOLICITOR AND WHAT DOES IT DO FOR A FUND?
      A PROXY SOLICITOR is an INDEPENDENT SPECIALIST contracted by the Fund to DISTRIBUTE PROXY MATERIALS, TABULATE VOTES AND ASSIST SHAREHOLDERS with their proxy votes. It may contact the shareholders on behalf of the Fund by mail and/or follow-up telephone calls. UBS RMA MONEY MARKET PORTFOLIO HAS EMPLOYED ALAMO DIRECT MAIL SERVICES, INC. TO PROVIDE THESE SERVICES.

      As the Shareholders' Meeting nears, the FUND may have the PROXY SOLICITOR CONTACT SHAREHOLDERS who have not yet voted. The Proxy Solicitor will attempt to assist the Shareholders with questions they might have about the agenda and facilitate their participation in the voting process. The Proxy Solicitor can process a shareholder's vote by TELEPHONE over a SECURE AND MONITORED LINE. A computer-generated confirmation, promptly mailed to the Shareholder, validates the vote. This confirmation ensures that the vote complies with the shareholders' intent. If the shareholder finds a discrepancy in the confirmation, it can be addressed and corrected by a toll-free telephone call. A revised, corrected vote will be entered and a new confirmation issued. This is a primary and significant role for the Proxy Solicitor.

WHY PARTICIPATE IN THE SHAREHOLDERS MEETING WITH A VOTE?
      No matter how many shares are owned, a vote is important. Every vote counts. One share is the equivalent of one vote. Every vote, whether FOR, AGAINST or ABSTAIN helps to establish a required Quorum. A prompt, early vote helps to avoid the additional expense of further solicitation.

      The PRESENCE, IN PERSON OR BY PROXY, OF THE HOLDERS OF AT LEAST 50% (one-half) of the shares, entitled to vote, CONSTITUTES A QUORUM. Provided that a quorum is present, the required votes are as follows: (1) for the first proposal (adoption of a shareholder services plan), a "majority" of the shares outstanding, where a "majority" is defined as either (a) 67% or more of the shares present at the meeting or (b) more than 50% of the outstanding shares of the Fund whichever is less: and (2) for the second proposal (ability to convert to master/feeder structure), more than 50% of the outstanding shares.

      If a QUORUM is NOT REPRESENTED at the Shareholders Meeting, the Fund may propose an adjournment of the meeting to permit further solicitation of proxies from Shareholders not voting. This will require scheduling a new Meeting; and may also require mailing additional Proxy materials and soliciting additional Shareholder participation. This requires time and effort and necessitates additional expenditures. (Note: The Fund is not paying for these costs, UBS is)

HOW DOES ONE VOTE?

      There are SIX ways for a Shareholder to vote:
      1.    In person at the Shareholders Meeting, which may be inconvenient
      2.    By Proxy Card by pre-paid mail
      3.    By Touch-tone Telephone
      4.    By Internet
      5.    Contact the ALAMO DIRECT MAIL SERVICES, INC. directly
      6.    Vote by way of query or manual dials to Shareholders

      TO VOTE BY MAIL:

         - INDIVIDUAL ACCOUNTS: Shareholder's name should be signed exactly as it appears in the registration on the proxy card.
         - JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
         - ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.
         - PLACE PROXY CARD IN THE ENCLOSED POSTAGE - PAID ENVELOPE AND MAIL BY MAY 12, 2005.
         - On Proxy Cards, mailed in: if no specification is made by the shareholder on a submitted proxy, it will be voted "FOR" the matters proposed. (If a proxy is NOT mailed in or otherwise recorded, it is NOT voted.)

   TO VOTE BY TOUCH-TONE TELEPHONE OR INTERNET:
      VOTING BY TOUCH-TONE TELEPHONE OR INTERNET WILL REDUCE THE TIME AND COSTS ASSOCIATED WITH THE PROXY SOLICITATION. VOTING BY EITHER MEANS CAN BE ACCOMPLISHED PRIOR TO THE SCHEDULED TIME OF THE SHAREHOLDERS MEETING.

                   VOTE BY TOUCH - TONE PHONE: 1.866.241.6192
                 VOTE BY INTERNET: https://vote.proxy-direct.com

      - Have the control number handy. It is located in the gray shaded rectangle on the front of the proxy card.
      - Call the toll-free number or log onto the appropriate Internet web site (both options are described on the proxy card).
      - When prompted, enter the control number, follow the instructions and vote.

TO VOTE BY CONTACTING: ALAMO DIRECT MAIL SERVICES, INC. CALL CENTER

            FOR DOMESTIC CALLS:      TELEPHONE, TOLL-FREE: 866.270.1699
            FOR INTERNATIONAL CALLS: TELEPHONE, COLLECT:   631.233.3953

                CALL CENTER STAFF WILL ACCEPT THESE INBOUND CALLS

      THEY WILL ASSIST SHAREHOLDERS WITH QUESTIONS AND CASTING THEIR VOTES

 To vote by Dialer or Manual dial, the Call Center will contact the Shareholder

SHOULD THE PROXY CARD BE SUBMITTED AND THEN VOTE BY TELEPHONE OR INTERNET TOO?
      Only one vote will be counted. If more than one means of voting is submitted, only one vote will prevail. That vote would be the most recent one. The only reason to vote again would be to change a vote.

IS IT POSSIBLE TO CHANGE A VOTE?
      A SHAREHOLDER OF RECORD MAY CHANGE A VOTE at any time prior to or at the Shareholders Meeting. A change of vote can be submitted on another Proxy Card, or by Touch-tone telephone or Internet (as described above). In addition, a change of vote can be executed by giving written notice to:
            Secretary of the Fund
            UBS RMA MONEY FUND
            c/o UBS Global Asset Management (US) Inc.
            51 West 52nd Street
            New York, New NY 10019-6114

      Only the most recent vote is valid.

ARE THE VOTES CONFIDENTIAL?

      Proxy cards and voting tabulation records that identify shareholders are kept confidential and will not be disclosed except as necessitated by legal requirements.

UBS RMA MONEY MARKET PORTFOLIO- INBOUND PHONE SCRIPT

GOOD _____________ (MORNING, AFTERNOON, EVENING), THIS IS THE PROXY SERVICES CENTER, MY NAME IS ____________(FIRST NAME), YOU ARE ON A RECORDED LINE, HOW MAY I HELP YOU?

The shareholder is most likely calling in to ask you questions or to vote. They should have their proxy package handy.

Address the shareholders needs, after you have answered their questions you may say: IF IT IS CONVENIENT FOR YOU, I CAN RECORD YOUR VOTE OVER THE TELEPHONE RIGHT NOW. IS IT CONVENIENT?

If the shareholder is willing to vote over the phone continue as follows: THIS CALL IS BEING RECORDED TO ENSURE THE ACCURACY OF YOUR VOTE.

MAY I PLEASE HAVE THE NUMBER IN THE SHADED BOX ON YOUR PROXY CARD.

FOR VERIFICATION PURPOSES, MAY I PLEASE HAVE YOUR NAME, STREET ADDRESS, AND THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER?

THE PROPOSALS HAVE BEEN REVIEWED BY THE BOARD OF DIRECTORS AND, AFTER CONSIDERATION, THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS. WOULD YOU LIKE TO VOTE AS THE BOARD RECOMMENDS? If the shareholder does not wish to vote as the board recommends then read them the proposals and ask if they would like to vote against or abstain ( you may do this by clicking on your vote now link).

YOUR VOTE HAS BEEN RECORDED. YOU HAVE VOTED ______, IS THAT CORRECT?

IN THE NEXT 72 HOURS A CONFIRMATION WILL BE MAILED TO YOU.

IS THERE ANYTHING ELSE TODAY?

If the shareholder has an account specific question you may transfer them to 866-255-0112.
CAN YOU PLEASE HOLD ONE MINUTE AND I WILL TRANSFER YOUR CALL TO
THE UBS SERVICE GROUP SO YOUR QUESTIONS CAN BE ANSWERED.

If the shareholder has a question related to the fund that is very technical in nature and cannot be answered from the talking points, you can transfer them to 1-800-647-1568 and select option 2.
CAN YOU PLEASE HOLD ONE MINUTE AND I WILL TRANSFER YOUR CALL TO THE UBS GLOBAL ASSET MANAGEMENT SERVICE CENTER SO YOUR QUESTIONS CAN BE ANSWERED.

THANK YOU FOR CALLING.

OUTBOUND PHONE SCRIPT - UBS RMA MONEY MARKET PORTFOLIO

Hello, my name is____________ and I am calling on behalf of the UBS RMA Money Market Portfolio. May I please speak with____________________.

Thank you for taking my call.

I am calling to let you know that a meeting will be held on May 18, 2005 for shareholders to vote on important proposals for the UBS RMA Money Market Portfolio. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have you received your proxy materials containing information regarding the proposals to be considered?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes, may I please have your name, street address and last four digits of your social security number?

The proposals have been reviewed by the Board of Directors and, after consideration, the Board recommends that you vote FOR the proposals. Would you like to vote as the Board Recommends? IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN READ THEM THE PROPOSALS AND ASK IF THEY WOULD LIKE TO VOTE AGAINST OR ABSTAIN (YOU MAY DO THIS BY CLICKING ON YOUR VOTE NOW LINK).

Your vote has been recorded. You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

IF THE SHAREHOLDER HAS AN ACCOUNT SPECIFIC QUESTION YOU MAY TRANSFER THEM TO 866-255-0112.
Can you please hold one minute and I will transfer your call to the UBS Service Group so your questions can be answered.

 IF THE SHAREHOLDER HAS A QUESTION RELATED TO THE FUND THAT IS VERY TECHNICAL IN NATURE AND CANNOT BE ANSWERED FROM THE TALKING POINTS, YOU CAN TRANSFER THEM TO 1-800-647-1568 AND SELECT OPTION 2.
Can you please hold one minute and I will transfer your call to the UBS Global Asset Management Service Center so your questions can be answered.